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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    PURSUANT TO SECTION 13 OR 15 (D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 1997

                     WPS Receivables Corporation on behalf
               of the WestPoint Stevens Receivables Master Trust
            (Issuer in respect of the WestPoint Stevens Receivables
                  Master Trust Floating Rate Trade Receivables
                   Participation Certificates, Series 1994-1)
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             (Exact name of registrant as specified on its charter)

            Delaware                    33-76956                58-2080658
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(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
of incorporation or organization)                           Identification No.)

507 West 10th Street, West Point, Georgia                         31833
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 (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:  (706) 645-4248
                                                     --------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 5.           Other Events.

                  The Registrant is filing the exhibit listed in Item 7 below.

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 99.2      Monthly Settlement Statement for the Floating Rate Trade Receivables
                  Participation Certificates, Series 1994-1 with respect to the December 18, 1997
                  Distribution Date.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the WestPoint Stevens Receivables Master Trust by the undersigned, hereunto duly authorized.

                                              WESTPOINT STEVENS RECEIVABLES
                                                 MASTER TRUST

                                              By:  WPS RECEIVABLES CORPORATION,
                                                       as Depositor

                                              By:/s/ Craig J. Berlin
                                                 ------------------------------
                                                 Craig J. Berlin
                                                 President

Date: December 18, 1997

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                                  EXHIBIT LIST
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Exhibit
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99.2     Monthly Settlement Statement for the Floating Rate Trade Receivables
         Participation Certificates, Series 1994-1 with respect to the December 18, 1997 Distribution Date
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